Exhibit 10.19(f) CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. AMENDMENT NO. 3 TO SERVICING AGREEMENT THIS AMENDMENT NO. 3 TO SERVICING AGREEMENT (this “Amendment”) is made as of December 7, 2021 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and BMO Harris Bank N.A., a national banking association (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Servicing Agreement (as defined herein). WITNESSETH: WHEREAS, Lender and Servicer have previously entered into that certain Servicing Agreement dated as of November 5, 2018, as amended (the “Servicing Agreement”); WHEREAS, Lender and Servicer desire to amend the Servicing Agreement as set forth herein; NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows: 1. Effective December 7, 2021, the Servicing Agreement is hereby amended as follows: a. Section 3.01(d)(v) of the Servicing Agreement is hereby amended to delete subpart (A) of the definition of “[*****]” in its entirety and the following is substituted in lieu thereof: “[*****]” b. Schedule C of the Servicing Agreement is hereby deleted in its entirety and Schedule C attached hereto is substituted in lieu thereof. 2. Except as expressly amended hereby, the Servicing Agreement shall remain in full force and effect. 3. This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document. [Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written. SERVICER: GREENSKY, LLC By: /s/ Timothy D. Kaliban Name: Timothy Kaliban Title: President LENDER: BMO HARRIS BANK N.A. By: /s/ Mark Shulman Name: Mark Shulman Title: Head Consumer Lending & Chief CRA Officer